SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : May 27, 1997


                       Saxon Asset Securities Trust 1997-1
             Mortgage Loan Asset Backed Certificates, Series 1997-1

             (Exact name of registrant as specified in its charter)


     Virginia                       34-020552                 52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
 This  report  consists  of 10 consecutively numbered pages.

Item 5.   Other Events.

          On   May   27,   1997    distributions   were   made   to   the
          Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 27, 1997 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1997-1,
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1997-1



Date:    May 29, 1997                    By:   /s/ Bradley D. Adams
                                                     ---------------
                                                     Bradley D. Adams
                                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         May 27, 1997.                                6

                         Exhibit 99.1

                 Monthly Certificateholder Statement on May 27, 1997


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                                                SAXON ASSET SECURITIES TRUST 1997-1
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                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-1
                                                  STATEMENT TO CERTIFICATEHOLDERS
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DIST DATE:           27-May-97                                                                                           PAGE # 1
RECORD DATE:         30-Apr-97

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                 Original      Beginning                                    Interest Applied            Ending        Aggregate
                 Certificate   Certificate    Principal      Interest       Carry    Realized  Total    Certificate   Scheduled
                                                                            Forward  Loss                             Principal
Class    Cusip # Balance       Balance        Distribution   Distribution   Amount   Amount Distribution Balance      Balance
---------------------------------------------------------------------------------------------------------------------------------
 AF-1  805559AK7                                                                    N/A              35,176,531.69
                36,500,000.00   35,735,292.11      558,760.42   203,393.37      -         762,153.79                 105,750,524.36
 AF-2  805559AL5                                                                    N/A              26,997,000.00
                26,997,000.00   26,997,000.00              -    159,394.79      -         159,394.79
 AF-3  805559AM3                                                                    N/A              10,000,000.00
                10,000,000.00   10,000,000.00              -     61,458.33      -          61,458.33
 AF-4  805559AN1                                                                    N/A              12,118,000.00
                12,118,000.00   12,118,000.00              -     78,363.07      -          78,363.07
 AF-5  805559AP6                                                                    N/A               9,512,000.00
                 9,512,000.00    9,512,000.00              -     58,062.83      -          58,062.83
 MF-1  805559AQ4                                                                                      1,866,000.00
                 1,866,000.00    1,866,000.00              -     11,748.03      -      -   11,748.03
 MF-2  805559AR2                                                                                      6,399,000.00
                 6,399,000.00    6,399,000.00              -     41,326.88      -      -   41,326.88
   BF  805559AS0                                                                                      3,253,000.00
                 3,253,000.00    3,253,000.00              -     21,686.67      -      -   21,686.67
                                                                                                                    ---------------
 AV-1  805559AT8                                                                    N/A             292,834,692.64
               302,979,000.00  299,065,510.03   6,230,817.39  1,581,724.25      -       7,812,541.64                 348,965,616.43
 MV-1  805559AU5                                                                                     14,299,000.00
                14,299,000.00   14,299,000.00              -     77,532.36      -      -   77,532.36
 MV-2  805559AV3                                                                                     25,025,000.00
                25,025,000.00   25,025,000.00              -    139,027.78      -      -  139,027.78
   BV  805559AW1                                                                                     15,194,000.00
                15,194,000.00   15,194,000.00              -     89,813.42      -      -   89,813.42
    C        N/A          N/A           N/A            N/A                   N/A    N/A                       N/A
                                                                        -                         -
    R        N/A          N/A           N/A            N/A                   N/A    N/A                       N/A
                                                                        -                         -
===================================================================================================================================
          TOTALS
                464,142,000.00  459,463,802.14  6,789,577.81  2,523,531.78      -       9,313,109.59 452,674,224.33  454,716,140.79
===================================================================================================================================









-------------------------------
LIBOR RATE            5.75000%
-------------------------------

Factor Information Per $1,000 of the Original Balance   Pass Through Rate

------------------------------------------------------------------------------
                    Principal    Interest    End Prin       Current
 Class     Cusip # Distribution Distribution   Balance       Pass Through Rate
------------------------------------------------------------------------------
  AF-1  805559AK7                                                6.830000%
                   15.30850466    5.57242110   963.74059425
  AF-2  805559AL5                                                7.085000%
                             -    5.90416676 1,000.00000000
  AF-3  805559AM3                                                7.375000%
                             -    6.14583300 1,000.00000000
  AF-4  805559AN1                                                7.760000%
                             -    6.46666694 1,000.00000000
  AF-5  805559AP6                                                7.325000%
                             -    6.10416632 1,000.00000000
  MF-1  805559AQ4                                                7.555000%
                             -    6.29583601 1,000.00000000
  MF-2  805559AR2                                                7.750000%
                             -    6.45833411 1,000.00000000
    BF  805559AS0                                                8.000000%
                             -    6.66666769 1,000.00000000
  AV-1  805559AT8                                                5.950000%
                   20.56517907    5.22057387   966.51811723
  MV-1  805559AU5                                                6.100000%
                             -    5.42222253 1,000.00000000
  MV-2  805559AV3                                                6.250000%
                             -    5.55555564 1,000.00000000
    BV  805559AW1                                                6.650000%
                             -    5.91111096 1,000.00000000
---------------------------------------------------------------------------




If there are any questions or comments, please contact the Relationship Manager listed below



                                            ---------------------------------------

                                                        Mary Jo Davis
                                                        Texas Commerce Bank, N.A.
                                                        600 Travis Street,  8th Floor
                                                        Houston,  Texas  77002
                                                        (713) 216-4756

                                            ---------------------------------------





                                                        TEXAS COMMERCE BANK, N.A.
                                                             MASTER SERVICER


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                                              SAXON ASSET SECURITIES TRUST 1997-1
                                            MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                         SERIES 1997-1
                                                STATEMENT TO CERTIFICATEHOLDERS
---------------------------------------------------------------------------------------------------------------------------------

DIST DATE:        27-May-97                                                                                   PAGE #    2
RECORD DATE:      30-Apr-97

                                                                                          --------------------------------
                                                                                              Group I         Group II
                                                                                          --------------------------------
Sec. 3.04 (a)     Prepayment Amount
(i) (c)                                                                                      261,448.34    5,296,493.99
                  Substitution Shortfalls Amount
                                                                                                      -               -
                  Repurchase Amounts
                                                                                                      -               -
                  Extra Principal Distribution Amount
                                                                                             217,530.59      719,490.19
                  Applied Realized Loss Amount
                                                                                                      -               -
                  Unpaid Realized Loss Amount
                                                                                                      -               -
                                                                                         -------------------------------



Sec. 3.04 (a)     Group I Net Rate                                                                             9.64392%
(ii)
                  Group II Net Rate                                                                            8.82461%



Sec. 3.04 (a)     The Largest Mortgage Loan Balance Outstanding in Group I
(iii)                                                                                                        778,355.40
                  The Largest Mortgage Loan Balance Outstanding in Group II
                                                                                                           1,496,853.33


                                                                                          --------------------------------
                                                                                              Group I         Group II
                                                                                          --------------------------------
Sec. 3.04 (a)     Servicing Fees
(iv)                                                                                          37,704.85      144,495.50
                  Master Servicing Fees
                                                                                               2,739.24        9,155.79
                                                                                         -------------------------------





Sec. 3.04 (b)     The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans in each Group
(i)-(ii)
                  as of the Close of Business as of the end of the Related Prepayment Period


                                         ---------------------------------------------------------------------------------
                                                       Group I                                 Group II
                                         ---------------------------------------------------------------------------------
                           ------------------------------------------------------------------------------------------------------
                           Category      Number    Percentage Principal      Number       Percentage      Principal Balance
                                                              Balance
                           ------------------------------------------------------------------------------------------------------
                           30-59 Days       18      1.34741%                    71             2.94435%
                                                              1,424,889.41                                10,274,763.68
                           60-89 Days       4       0.49039%                    15             0.38329%
                                                                518,589.34                                 1,337,544.44
                           90+ Days         2       0.19584%                     4             0.08225%
                                                                207,097.36                                   287,022.66
                           ---------------------------------------------------------------------------------------------

                                                                                          --------------------------------
                                                                                              Group I         Group II
                                                                                          --------------------------------
                                                                                          --------------------------------
Sec. 3.04 (b)     Number of Mortgage Loans in Foreclosure Proceedings
(iii)                                                                                            -               -
                  Scheduled Principal Balance of all Mortgage Loans in Foreclosure
                  Proceedings                                                                    -               -
                  Number of Mortgage Loans in Foreclosure in Prior Month
                                                                                                 -               -
                  Scheduled Principal Balance of all Mortgage Loans in Foreclosure in
                  Prior Month                                                                    -               -
                                                                                          --------------------------------



                                                                                          --------------------------------
                                                                                              Group I         Group II
                                                                                          --------------------------------
                                                                                          --------------------------------
Sec. 3.04 (b)     Number of Mortgagors in Bankruptcy
(iv)              Proceedings                                                                    -              -
                  Scheduled Principal Balances of Mortgage Loans in Bankruptcy
                  Proceedings                                                                    -              -
                                                                                          --------------------------------



                                                                                          --------------------------------
                                                                                              Group I        Group II
                                                                                          --------------------------------
Sec. 3.04 (b) (v) Number of REO Preperties in the Prepayment Period
                                                                                                 -               -
                  Aggregate book value of REO Preperties
                                                                                                 -               -
                                                                                          --------------------------------




                                                                             ---------------------------------------------
                                                                               Servicer       Group I        Group II
                                                                             ---------------------------------------------
Sec. 3.04 (b)     Number of 60+ Day Delinquent Loans                         Meritech          6               2
(vi)
                                                                            Long Beach         N/A            17
                                                                           -----------------------------------------------
                  Amount by Principal Balance of 60+ Day Delinquent Loans    Meritech       725465.37      250872.95

                                                                            Long Beach         N/A        1373694.15
                                                                           -----------------------------------------------







                                                   TEXAS COMMERCE BANK, N.A.
                                                        MASTER SERVICER


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